EXHIBIT  24



Powers of Attorney executed by the directors of Registrant

                               POWER OF ATTORNEY




                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Provident Life and Accident Insurance Company of America, does hereby constitute and appoint Glenn P. Felton and Susan N. Roth, or each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute, in the name of the undersigned, any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable in order to enable Provident Life and Accident Insurance Company of America to comply with the Securities Act of 1933 and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing with the Securities and Exchange Commission of the registration statement on Form S-8 under the Securities Act of 1933 relating to the plan interests and shares of Class B Common Stock, $1.00 par value, of Provident Life and Accident Insurance Company of America that are issuable under the Employee Stock Purchase Plan of Provident Life and Accident Insurance Company, a wholly-owned subsidiary of Provident Life and Accident Insurance Company of America, including specifically but without limitation, power and authority to sign the name of the undersigned to such registration statement and to any and all amendments to such registration statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite or necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.



                 IN WITNESS WHEREOF, the undersigned has signed his name hereby on the day set forth opposite his name.





Date: August 2, 1995                    By:  /s/William L. Armstrong
                                           -----------------------------


                                        Name:  William L. Armstrong
                                             ---------------------------

                               POWER OF ATTORNEY




                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Provident Life and Accident Insurance Company of America, does hereby constitute and appoint Glenn P. Felton and Susan N. Roth, or each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute, in the name of the undersigned, any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable in order to enable Provident Life and Accident Insurance Company of America to comply with the Securities Act of 1933 and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing with the Securities and Exchange Commission of the registration statement on Form S-8 under the Securities Act of 1933 relating to the plan interests and shares of Class B Common Stock, $1.00 par value, of Provident Life and Accident Insurance Company of America that are issuable under the Employee Stock Purchase Plan of Provident Life and Accident Insurance Company, a wholly-owned subsidiary of Provident Life and Accident Insurance Company of America, including specifically but without limitation, power and authority to sign the name of the undersigned to such registration statement and to any and all amendments to such registration statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite or necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.



                 IN WITNESS WHEREOF, the undersigned has signed his name hereby on the day set forth opposite his name.





Date:  August 2, 1995                   By:   /s/J. Harold Chandler
                                             ---------------------------


                                        Name:  J. Harold Chandler
                                             ---------------------------

                               POWER OF ATTORNEY




                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Provident Life and Accident Insurance Company of America, does hereby constitute and appoint Glenn P. Felton and Susan N. Roth, or each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute, in the name of the undersigned, any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable in order to enable Provident Life and Accident Insurance Company of America to comply with the Securities Act of 1933 and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing with the Securities and Exchange Commission of the registration statement on Form S-8 under the Securities Act of 1933 relating to the plan interests and shares of Class B Common Stock, $1.00 par value, of Provident Life and Accident Insurance Company of America that are issuable under the Employee Stock Purchase Plan of Provident Life and Accident Insurance Company, a wholly-owned subsidiary of Provident Life and Accident Insurance Company of America, including specifically but without limitation, power and authority to sign the name of the undersigned to such registration statement and to any and all amendments to such registration statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite or necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.



                 IN WITNESS WHEREOF, the undersigned has signed his name hereby on the day set forth opposite his name.





Date:  August 2, 1995                   By:  /s/ Charlotte M. Heffner
                                             ---------------------------


                                        Name: Charlotte M. Heffner
                                             ---------------------------

                               POWER OF ATTORNEY




                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Provident Life and Accident Insurance Company of America, does hereby constitute and appoint Glenn P. Felton and Susan N. Roth, or each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute, in the name of the undersigned, any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable in order to enable Provident Life and Accident Insurance Company of America to comply with the Securities Act of 1933 and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing with the Securities and Exchange Commission of the registration statement on Form S-8 under the Securities Act of 1933 relating to the plan interests and shares of Class B Common Stock, $1.00 par value, of Provident Life and Accident Insurance Company of America that are issuable under the Employee Stock Purchase Plan of Provident Life and Accident Insurance Company, a wholly-owned subsidiary of Provident Life and Accident Insurance Company of America, including specifically but without limitation, power and authority to sign the name of the undersigned to such registration statement and to any and all amendments to such registration statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite or necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.



                 IN WITNESS WHEREOF, the undersigned has signed his name hereby on the day set forth opposite his name.





Date:  August 2, 1995                   By:  /s/Hugh B. Jacks
                                             ---------------------------


                                        Name: Hugh B. Jacks
                                             ---------------------------

                               POWER OF ATTORNEY




                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Provident Life and Accident Insurance Company of America, does hereby constitute and appoint Glenn P. Felton and Susan N. Roth, or each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute, in the name of the undersigned, any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable in order to enable Provident Life and Accident Insurance Company of America to comply with the Securities Act of 1933 and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing with the Securities and Exchange Commission of the registration statement on Form S-8 under the Securities Act of 1933 relating to the plan interests and shares of Class B Common Stock, $1.00 par value, of Provident Life and Accident Insurance Company of America that are issuable under the Employee Stock Purchase Plan of Provident Life and Accident Insurance Company, a wholly-owned subsidiary of Provident Life and Accident Insurance Company of America, including specifically but without limitation, power and authority to sign the name of the undersigned to such registration statement and to any and all amendments to such registration statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite or necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.



                 IN WITNESS WHEREOF, the undersigned has signed his name hereby on the day set forth opposite his name.





Date:  August 2, 1995                   By:  /s/William B. Johnson
                                             ---------------------------


                                        Name:  William B. Johnson
                                             ---------------------------

                               POWER OF ATTORNEY




                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Provident Life and Accident Insurance Company of America, does hereby constitute and appoint Glenn P. Felton and Susan N. Roth, or each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute, in the name of the undersigned, any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable in order to enable Provident Life and Accident Insurance Company of America to comply with the Securities Act of 1933 and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing with the Securities and Exchange Commission of the registration statement on Form S-8 under the Securities Act of 1933 relating to the plan interests and shares of Class B Common Stock, $1.00 par value, of Provident Life and Accident Insurance Company of America that are issuable under the Employee Stock Purchase Plan of Provident Life and Accident Insurance Company, a wholly-owned subsidiary of Provident Life and Accident Insurance Company of America, including specifically but without limitation, power and authority to sign the name of the undersigned to such registration statement and to any and all amendments to such registration statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite or necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.



                 IN WITNESS WHEREOF, the undersigned has signed his name hereby on the day set forth opposite his name.





Date:  August 1, 1995                   By:  /s/Hugh O. Maclellan, Jr.
                                             ---------------------------


                                        Name: Hugh O. Maclellan, Jr.
                                             ---------------------------

                               POWER OF ATTORNEY




                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Provident Life and Accident Insurance Company of America, does hereby constitute and appoint Glenn P. Felton and Susan N. Roth, or each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute, in the name of the undersigned, any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable in order to enable Provident Life and Accident Insurance Company of America to comply with the Securities Act of 1933 and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing with the Securities and Exchange Commission of the registration statement on Form S-8 under the Securities Act of 1933 relating to the plan interests and shares of Class B Common Stock, $1.00 par value, of Provident Life and Accident Insurance Company of America that are issuable under the Employee Stock Purchase Plan of Provident Life and Accident Insurance Company, a wholly-owned subsidiary of Provident Life and Accident Insurance Company of America, including specifically but without limitation, power and authority to sign the name of the undersigned to such registration statement and to any and all amendments to such registration statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite or necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.



                 IN WITNESS WHEREOF, the undersigned has signed his name hereby on the day set forth opposite his name.





Date:  August 2, 1995                   By: /s/A. S. "Pat" MacMillan
                                            ---------------------------


                                        Name:  A. S. "Pat" MacMillan
                                             --------------------------

                               POWER OF ATTORNEY




                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Provident Life and Accident Insurance Company of America, does hereby constitute and appoint Glenn P. Felton and Susan N. Roth, or each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute, in the name of the undersigned, any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable in order to enable Provident Life and Accident Insurance Company of America to comply with the Securities Act of 1933 and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing with the Securities and Exchange Commission of the registration statement on Form S-8 under the Securities Act of 1933 relating to the plan interests and shares of Class B Common Stock, $1.00 par value, of Provident Life and Accident Insurance Company of America that are issuable under the Employee Stock Purchase Plan of Provident Life and Accident Insurance Company, a wholly-owned subsidiary of Provident Life and Accident Insurance Company of America, including specifically but without limitation, power and authority to sign the name of the undersigned to such registration statement and to any and all amendments to such registration statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite or necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.



                 IN WITNESS WHEREOF, the undersigned has signed his name hereby on the day set forth opposite his name.





Date:  August 2, 1995                   By:  /s/C. William Pollard
                                             ---------------------------


                                        Name: C. William Pollard
                                             ---------------------------

                               POWER OF ATTORNEY




                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Provident Life and Accident Insurance Company of America, does hereby constitute and appoint Glenn P. Felton and Susan N. Roth, or each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute, in the name of the undersigned, any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable in order to enable Provident Life and Accident Insurance Company of America to comply with the Securities Act of 1933 and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing with the Securities and Exchange Commission of the registration statement on Form S-8 under the Securities Act of 1933 relating to the plan interests and shares of Class B Common Stock, $1.00 par value, of Provident Life and Accident Insurance Company of America that are issuable under the Employee Stock Purchase Plan of Provident Life and Accident Insurance Company, a wholly-owned subsidiary of Provident Life and Accident Insurance Company of America, including specifically but without limitation, power and authority to sign the name of the undersigned to such registration statement and to any and all amendments to such registration statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite or necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.



                 IN WITNESS WHEREOF, the undersigned has signed his name hereby on the day set forth opposite his name.





Date:  August 2, 1995                   By:  /s/Scott L. Probasco, Jr.
                                             ---------------------------


                                        Name: Scott L. Probasco, Jr.
                                             ---------------------------

                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Provident Life and Accident Insurance Company of America, does hereby constitute and appoint Glenn P. Felton and Susan N. Roth, or each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute, in the name of the undersigned, any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable in order to enable Provident Life and Accident Insurance Company of America to comply with the Securities Act of 1933 and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing with the Securities and Exchange Commission of the registration statement on Form S-8 under the Securities Act of 1933 relating to the plan interests and shares of Class B Common Stock, $1.00 par value, of Provident Life and Accident Insurance Company of America that are issuable under the Employee Stock Purchase Plan of Provident Life and Accident Insurance Company, a wholly-owned subsidiary of Provident Life and Accident Insurance Company of America, including specifically but without limitation, power and authority to sign the name of the undersigned to such registration statement and to any and all amendments to such registration statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite or necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.



                 IN WITNESS WHEREOF, the undersigned has signed his name hereby on the day set forth opposite his name.





Date:  August 2, 1995                   By: /s/Burton E. Sorensen
                                             ---------------------------


                                        Name: Burton E. Sorensen
                                             ---------------------------

                               POWER OF ATTORNEY




                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Provident Life and Accident Insurance Company of America, does hereby constitute and appoint Glenn P. Felton and Susan N. Roth, or each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute, in the name of the undersigned, any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable in order to enable Provident Life and Accident Insurance Company of America to comply with the Securities Act of 1933 and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing with the Securities and Exchange Commission of the registration statement on Form S-8 under the Securities Act of 1933 relating to the plan interests and shares of Class B Common Stock, $1.00 par value, of Provident Life and Accident Insurance Company of America that are issuable under the Employee Stock Purchase Plan of Provident Life and Accident Insurance Company, a wholly-owned subsidiary of Provident Life and Accident Insurance Company of America, including specifically but without limitation, power and authority to sign the name of the undersigned to such registration statement and to any and all amendments to such registration statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite or necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.



                 IN WITNESS WHEREOF, the undersigned has signed his name hereby on the day set forth opposite his name.





Date:  August 2, 1995                   By: /s/Steve S Reinemund
                                            ---------------------------


                                        Name: Steven S Reinemund
                                              -------------------------